                                                                    EXHIBIT 10.1

                                LOGO MDwerks(TM)

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                             SUBSCRIPTION DOCUMENTS

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                               GENERAL INFORMATION

INFORMATION REGARDING SUBSCRIPTION

      The information contained herein is being furnished by the undersigned investor to enable MDwerks, Inc. (the "Company"), to determine whether, under
Sections 4(2) and/or 4(6) of the Securities Act of 1933, as amended (the
"Securities Act"), and Regulation D ("Regulation D") and Regulation S
("Regulation S") promulgated thereunder, the undersigned investor meets the qualification and suitability requirements for an investment in the Units (each a "Unit" and collectively, the "Units") offered for sale by the Company at a price of $60,000 per Unit. Each Unit consists of 1 share of the Company's Series
A Preferred Stock (the "Preferred Stock") and one detachable three-year warrant
(the "Warrant") entitling the holder thereof to purchase 20,000 shares of Common
Stock at a purchase price of $3.00 per share. Each share of Preferred Stock is convertible, at the option of the holder, into 20,000 shares of the Company's
Common Stock, par value $0.001 per share ("Common Stock").

      By executing this document, the undersigned investor acknowledges that:
(i) the Company will rely upon the information contained herein for purposes of the above determination; (ii) the Units will not be registered under the
Securities Act in reliance upon the exemption from registration provided by
Sections 3(b) and/or 4(2) of the Securities Act and Regulations D and S; and
(iii) purchase of the Units must be solely for the account of the undersigned investor, and not for the account of any other person or with a view toward resale, assignment, fractionalization or distribution thereof.

      By executing this document, the undersigned investor represents to the
Company that the investor has adequate means of providing for current needs and possible personal contingencies and has no need for liquidity of this investment.

      Terms used herein that are not otherwise defined herein shall have the meaning ascribed to them as provided in the Amended and Restated Confidential
Private Placement Memorandum dated February 1, 2006.

      ALL INFORMATION PROVIDED BY PURCHASERS IN THESE SUBSCRIPTION DOCUMENTS
(INCLUDING THE INVESTOR QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT) WILL BE
TREATED CONFIDENTIALLY. Each purchaser, however, agrees that the Company, the
Placement Agent and any finder or selling agent assisting in the sale of Units, or any of their directors, officers and representatives may present the information contained in the Subscription Documents to such parties as deemed appropriate if called on to establish the availability of an exemption from registration of the Units under the Securities Act or under applicable securities laws of any state.

                                        i

                                  MDWERKS, INC.

                             SUBSCRIPTION DOCUMENTS

                                  INSTRUCTIONS

      The following documents must be completed in accordance with the instructions set forth below and must be executed in order to determine whether you are an accredited investor and, if accredited, in order to subscribe for the purchase of units ("Units"), each unit consisting of (i) 1 share of Series A
Preferred Stock (the "Preferred Stock"), and (ii) a detachable, transferable three-year warrant (the "Warrant") to purchase 20,000 shares of Common Stock, of
MDwerks, Inc., a Delaware corporation (the "Company").

                   PLEASE PRINT THE ANSWERS TO ALL QUESTIONS.

1.    ENCLOSED ARE THE FOLLOWING DOCUMENTS:

      (a)   SUBSCRIPTION AGREEMENT. Be sure to carefully and fully read the
            Subscription Agreement, and execute the signature page which is applicable to you. On the appropriate signature page of the
            Subscription Agreement, the Subscriber must sign, print his, her or its name, address and social security or tax identification number where indicated, and indicate the number of Units subscribed for, the date of execution, the method of payment of the purchase price of the Units subscribed for, and the manner in which title to the
            Preferred Stock and Warrants will be held.

      (b)   INVESTOR QUESTIONNAIRE. Be sure to carefully and fully read the
            Investor Questionnaire, which can be found after the signature pages to the Subscription Agreement. Complete the Investor Question and
            execute the signature page of the Investor Questionnaire where indicated.

A PROSPECTIVE SUBSCRIBER MUST BE SURE TO CAREFULLY AND FULLY READ THE
ACCOMPANYING CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM PRIOR TO RETURNING THE
SIGNED SUBSCRIPTION DOCUMENTS.

2.    PAYMENT.

      (a)   Payment of the purchase price may be made by: (1) certified or bank check made payable to "Corporate Stock Transfer, Inc. as escrow agent for MDwerks, Inc.," or (2) wire transfer of immediately available funds, contemporaneously with the execution and delivery of the Subscription Agreement, to Guaranty Bank & Trust, as escrow bank for the Escrow Agent, pursuant to the wire instructions below, or (3) a combination of (1) and (2) above. The wire instructions to
            Guaranty Bank & Trust are as follows:

                                       ii

                              Guaranty Bank & Trust
                                Denver, Colorado
                                ABA# 102 000 966
                                 A/C# 1300004999
                          FBO Corporate Stock Transfer
                        FFC MDwerks, Inc.-Escrow Account

3.    RETURN OF DOCUMENTS.

      Copies of the signed Subscription Agreement and Investor Questionnaire should be delivered to: Brookshire Securities Corporation, at 4 West Las Olas
Boulevard, 8th Floor, Ft. Lauderdale, FL 33301, Attention: Mr. Timothy B.
Ruggiero. If you should have any questions, please contact Mr. Ruggiero at tel:
(954) 714-9008 or fax: (954) 714-9131, or Mr. Howard Katz of MDwerks, Inc., at
tel: (954) 376-4748 x1.

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                                       iii

NAME OF SUBSCRIBER:_____________________________

Brookshire Securities Corporation
4 West Las Olas Boulevard
8th Floor
Ft. Lauderdale, FL 33301

MDwerks, Inc.
Windolph Center,  Suite I
1020 NW 6th Street
Deerfield Beach, Florida 33442

                             SUBSCRIPTION AGREEMENT

      This Subscription Agreement (this "Agreement") is being delivered to you in connection with your investment in MDwerks, Inc., a Delaware corporation (the
"Company"). Brookshire Securities Corporation is acting as the Placement Agent
(the "Placement Agent") in conducting a private placement (the "Private
Placement") of up to 50 units ("Units") of the Company (subject to an increase in the number of units, if agreed to by the Company and the Placement Agent, up to an aggregate of 67 Units). With respect to Units sold by the Placement Agent and directly by the Company, the Company may pay fees to the Placement Agent and any finders or other selling agents who assist it in the sale of Units. Each
Unit consists of: (1) 1 share of the Company's Series A Preferred Stock
("Preferred Stock"), and (ii) a detachable, three-year warrant to purchase
20,000 shares of Common Stock of the Company at an exercise price of $3.00 per share of Common Stock (a "Warrant"). The purchase price is $60,000 per Unit. The
Company reserves the right to sell up to an additional 17 Units at $60,000 per
Unit for an aggregate offering of up to 67 Units.

      All subscriptions received will be deposited into an escrow account which will be non-interest bearing and held at Guaranty Bank & Trust, as escrow bank for Corporate Stock Transfer, Inc. (the "Escrow Agent"). All funds will be held in such escrow account and distributed from the Escrow Account to the Company as soon as practicable after the date that the following conditions (the
"Conditions") have been satisfied: (i) the Company has accepted subscriptions for the sale of 5 Units or $300,000 (the "Minimum Offering"); and (ii) the
Company has complied with all federal and state securities laws for the issuance of the Units (including, without limitation, making all necessary filings with the SEC). Thereafter, additional closings may be held from time to time by the
Company and at such closings proceeds held in the Escrow Account shall be transferred to, and made immediately available to, the Company.

1.    SUBSCRIPTION AND PURCHASE PRICE

      (a)   SUBSCRIPTION. The undersigned hereby irrevocably subscribes for and agrees to purchase that number of Units indicated on page 14 hereof on the terms and conditions described herein. The Company may reject any subscription, in whole or in part, in its sole and absolute discretion. Additionally, the Company may, in its sole and absolute discretion, accept subscriptions for the purchase of fractional
            Units.

      (b)   PURCHASE OF SECURITIES. The undersigned understands and acknowledges that the purchase price to be remitted to the Escrow Agent in exchange for the Unit(s) shall be $60,000 per Unit, for an aggregate purchase price of $60,000 multiplied by the number of Units subscribed for (the "Aggregate Purchase Price"), subject to the
            Company's discretion to accept subscriptions for a fractional Unit.
            Payment of the Aggregate Purchase Price shall be made by the undersigned, by: (1) certified or bank check made payable to
            "Corporate Stock Transfer, Inc., as escrow agent for MDwerks, Inc.,"
            (2) wire transfer of immediately available funds, contemporaneously with the execution and delivery of the Subscription Agreement, to
            Guaranty Bank & Trust, as escrow bank for the Escrow Agent, pursuant to the wire instructions provided below, or (3) a combination of (1)
            and (2) above. The wire instructions to Guaranty Bank & Trust are as follows:

                              Guaranty Bank & Trust
                                Denver, Colorado
                                ABA# 102 000 966
                                 A/C# 1300004999
                          FBO Corporate Stock Transfer
                        FFC MDwerks, Inc.-Escrow Account

2.    ACCEPTANCE AND CLOSING PROCEDURES

      (a)   Acceptance or Rejection.

      The undersigned understands and agrees that this subscription may be accepted or rejected by either the Company or the Placement Agent, in whole or in part, in its sole and absolute discretion, and if accepted, the Units
(including the Preferred Stock and Warrants and Common Stock underlying the
Warrants or into which the Preferred Stock is convertible) purchased pursuant hereto will be issued only in the name of the undersigned as specified on the signature page of this Agreement. The undersigned hereby acknowledges and agrees that this Agreement may not be canceled, revoked or withdrawn, and that this
Subscription Agreement and the documents submitted herewith shall survive: (a)
changes in the transactions, documents and instruments described in the
Memorandum that do not materially adversely affect the undersigned or the undersigned's investment; and (b) the death or disability of the undersigned;
provided, however, that if the Company shall not have accepted this Subscription
Agreement within one hundred eighty (180) days of the date which the undersigned executes the Subscription Agreement, this Subscription Agreement and all documents submitted herewith shall automatically be cancelled, terminated and revoked, and all funds heretofore or herewith paid shall be returned promptly to the undersigned without interest.

      In the event of rejection of the Subscription Agreement by the Company or the Placement Agent, or if the sale of the Units is not consummated for any reason, this Subscription Agreement and any other agreement entered into between the undersigned, the Company, the Placement Agent or any finder or other selling agent relating to this subscription shall thereafter have no force or effect, and Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

      (b)   Closings.

      The initial closing of the purchase and sale of the Units (the "Initial
Closing") shall take place at the principal offices of MDwerks, Inc., at
Windolph Center, Suite I, 1020 NW 6th Street, Deerfield Beach, Florida 33442, or
such other place as determined by the Company and Placement Agent, as soon as practicable after the Conditions are satisfied. After the Initial Closing, additional closings may be held from time to time by the Company and at such closings proceeds held in the Escrow Account shall be transferred to, and made immediately available to, the Company.

      (c)   Termination.

      The subscription period for the Private Placement will terminate on April
30, 2006, unless extended by the Company and the Placement Agent, in their sole discretion, until an outside date not later than December 31, 2006, without notice to the undersigned (the "Termination Date"). The Company and the
Placement Agent may terminate the Private Placement at any time and without notice to the undersigned. If the Conditions have not been satisfied on or before the Termination Date (as such may be extended), or if the Private
Placement is otherwise terminated or withdrawn, then the Escrow Agent will return to each subscriber his, her or its subscription amount, without interest or deduction therefrom.

3.    INVESTOR'S REPRESENTATIONS AND WARRANTIES

      The undersigned makes the following agreements, representations, declarations, acknowledgments and warranties to the Company, the Placement Agent and any finders, selling agents or other person who assists the Company in making sales of Units with the intent that they be relied upon in determining the undersigned's suitability as a purchaser of the Units:

      (a)   The undersigned has full power and authority to enter into this
            Subscription Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Subscription Agreement constitutes a valid and legally binding obligation of the
            undersigned.

      (b)   The undersigned acknowledges that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section
            4(2) and/or 4(6) of the Securities Act and the provisions of
            Regulation D and Regulation S promulgated thereunder. In furtherance thereof, the undersigned represents and warrants as follows:

            (i)   The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the
                  undersigned's representations contained herein, the
                  undersigned is merely acquiring the Units for a fixed or
                  determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

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            (ii)  The undersigned is acquiring the Unit(s) solely for the undersigned's own beneficial account, for investment purposes, and not with view to, or resale in connection with, any
                  distribution of the securities comprising the Units, including the Preferred Stock, the Warrants and such shares of Common
                  Stock into which the Warrants are exercised or into which the
                  Preferred Stock is convertible;

            (iii) The undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge all or any part of the Units (including the Preferred Stock, the
                  Warrants and the Common Stock underlying the Warrants or into which the Preferred Stock is convertible) for which the
                  undersigned hereby subscribes, and the undersigned has no
                  present plans or intentions to enter into any such contract, undertaking or arrangement;

            (iv)  The undersigned has the financial ability to bear the economic risk of the undersigned's investment, has adequate means for providing for the undersigned's current needs and
                  contingencies, and has no need for liquidity with respect to the undersigned's investment in the Company;

            (v)   _______________________ [insert name of Purchaser
                  Representative: if none, so state] has acted as the
                  undersigned's Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule
                  501(h) of Regulation D), the undersigned has been advised by such Purchaser Representative as to the merits and risks of an investment in the Company in general, and the suitability of an investment in the Units for the undersigned in particular;
                  and

            (vi)  The undersigned (together with the undersigned's Purchaser
                  Representative(s), if any) has such knowledge and experience in financial and business matters as to be capable of
                  evaluating the merits and risks of the prospective investment in the Units. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Units.

      (c)   The information in the Investor Questionnaire completed and executed by the undersigned (the "Investor Questionnaire") is accurate and true in all respects, and the undersigned is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D.

      (d)   The undersigned (and the undersigned's Purchaser Representative, if any) has been furnished with a copy of the Confidential Private
            Placement Memorandum, dated February 1, 2006, together with all annexes thereto (as such documents may be amended or supplemented, the "Memorandum"), relating to the private placement by the Company of the Units. The undersigned acknowledges that the

                                        4

            Company has made available to the undersigned (and the undersigned's
            Purchaser Representative, if any) or provided the undersigned
            (and/or the undersigned's Purchaser Representative, if any) the opportunity to review all documents pertaining to the investment opportunity described in the Memorandum and this Subscription
            Agreement, and has allowed the undersigned (and the undersigned's
            Purchaser Representative, if any) an opportunity to ask questions and receive answers thereto and to verify and clarify any
            information contained in the Memorandum, this Subscription Agreement or related documents. The undersigned further acknowledges that the undersigned has received all information concerning the Company, the
            Company's business, and all other information necessary for the undersigned to invest in the Company.

      (e)   The undersigned is not relying on the Placement Agent, the Company, or any finder or selling agent with respect to economic
            considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with only the person(s), if any, named as Purchaser Representative(s) herein. Each Purchaser
            Representative, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the
            Memorandum, and each Purchaser Representative, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this
            Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the
            undersigned, the Placement Agent, the Company, or any finder or selling agent engaged to sell Units.

      (f)   The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the shares of Preferred Stock, the
            Warrants or the shares of Common Stock into which the Warrants are exercisable or into which the Preferred Stock is convertible without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of the purchase of Units because, among other reasons, neither the shares of Preferred Stock, the Warrants nor the Common
            Stock underlying the Warrants or into which the Preferred Stock is convertible have been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the shares of Preferred Stock, Warrants and Common Stock into which the Warrants are exercisable or into which the Preferred Stock is convertible are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the shares of Preferred Stock, Warrants or the Common Stock underlying the Warrants or into which the Preferred
            Stock is convertible on the undersigned's behalf or to assist the undersigned in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands

            that any sales or transfers of the shares of Preferred Stock,
            Warrants and Common Stock underlying the Warrants or into which the
            Preferred Stock is convertible are further restricted by state securities laws and the provisions of this Agreement.

      (g)   No representations or warranties have been made to the undersigned by the Company, the Placement Agent, or any other finder or selling agent engaged to sell Units, or any of their respective officers, employees, agents, affiliates or subsidiaries, other than any representations contained herein and in the Memorandum, and in subscribing for Units the undersigned is not relying upon any representations other than any contained herein or in the
            Memorandum.

      (h)   The undersigned understands and acknowledges that the undersigned's purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of the undersigned's entire investment in the Units. The undersigned is able to bear the loss of the undersigned's entire investment in the Units.

      (i)   The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Units will not cause such overall commitment to become excessive.

      (j)   The undersigned understands and agrees that the certificates for the shares of Preferred Stock, Warrants and Common Stock underlying the
            Warrants or into which the Preferred Stock is convertible shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective, or (ii) in the opinion of counsel for the
            Company, such securities may be sold without registration under the
            Securities Act as well as any applicable "blue sky" or state securities laws:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
            "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH
            SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE
            OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED
            OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION
            STATEMENT FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE
            COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN
            OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION
            IS NOT REQUIRED.

      (k)   FOR FOREIGN INVESTORS ONLY. If the undersigned is a foreign
            (non-U.S.) investor, the undersigned represents and warrants:

            (i)   Neither the undersigned nor any person or entity for whom the undersigned is acting as fiduciary is a U.S. Person. A U.S.
                  Person means any one of the following:

                  (1)   any natural person resident in the United States of
                        America;

                  (2)   any partnership or corporation organized or incorporated
                        under the laws of the United States;

                  (3)   any estate of which any executor or administrator is a
                        U.S. Person;

                  (4)   any trust of which any trustee is a U.S. Person;

                  (5)   any agency or branch of a foreign entity located in the
                        United States;

                  (6)   any non-discretionary account or similar account (other
                        than an estate or trust) held by a dealer or other
                        fiduciary for the benefit or account of a U.S. person;

                  (7)   any discretionary account or similar account (other than
                        an estate or trust) held by a dealer or other fiduciary
                        organized, incorporated or (if an individual) resident
                        in the United States; and

                  (8)   any partnership or corporation if:

                        a.    organized or incorporated under the laws of any
                              foreign jurisdiction; and

                        b.    formed by a U.S. Person principally for the
                              purpose of investing in securities not registered
                              under the Securities Act, unless it is organized
                              or incorporated, and owned, by accredited
                              investors (as defined in Rule 501(a) under the
                              Securities Act) who are not natural persons,
                              estates or trusts.

            (ii)  At the time the agreement to purchase was originated, the undersigned was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement. No offer to purchase Units was made in the
                  United States.

            (iii) The undersigned is purchasing the Units for its own account or for the account of beneficiaries for whom the undersigned has full investment discretion with respect to the Units and from whom the undersigned has full authority to bind so that each such beneficiary is bound hereby as if such beneficiary were a direct investor hereunder and all representations, warranties and agreements herein were made directly by such beneficiary.
                  The undersigned is not purchasing the Units on behalf of any
                  U.S. Person

                                        7

                  and the sale has not been prearranged with a purchaser in the
                  United States.

            (iv)  All subsequent offers and sales of the Units (including the
                  Preferred Stock, Warrants and Common Stock underlying the
                  Warrants or into which the Preferred Stock is convertible)
                  will be made (a) outside the United States in compliance with
                  Rule 903 or Rule 904 of Regulation S, (b) pursuant to
                  registration of the Units under the Securities Act, or (c)
                  pursuant to an exemption from such registration.

      (l)   The foregoing representations, warranties, and agreements shall survive the Closing.

4.    THE COMPANY'S REPRESENTATIONS AND WARRANTIES

      The Company hereby acknowledges, agrees with and represents and warrants to the undersigned, as follows:

      (a)   The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.
            This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the
            Company in accordance with its terms.

      (b)   The Preferred Stock and Warrants to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable.

      (c)   The Common Stock issuable to the undersigned upon exercise of the
            Warrants, or into which the Preferred Stock is convertible when issued and delivered in accordance with this Agreement and the
            Warrant and the Preferred Stock, will, upon receipt by the Company of the applicable cash exercise price therefor, be validly issued and fully paid and nonassessable.

      (d)   Neither the execution and delivery nor the performance of this
            Agreement by the Company will conflict with the Company's Articles of Incorporation, as amended, or By-laws, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

      (e)   The information contained in the Memorandum is true and correct in all material respects as of its date.

5.    COVENANTS FOLLOWING THE CLOSING

      Registration Rights.

            (i)   The Company shall use its commercially reasonable best efforts to file a "resale" registration statement (the "Registration
                  Statement") with the SEC registering, among other securities
                  (as described in the Memorandum), all shares of Common Stock issuable to the undersigned upon exercise of the Warrants, or into which the Preferred Stock is convertible, no later than
                  60 days following the Termination Date. The Company will
                  maintain the effectiveness of the Registration Statement from the effective date through and until the earlier of two years or the date upon which all securities subscribed for herein may be sold pursuant to Rule 144(k). The Company will use its reasonable best efforts to respond to any SEC comments to the
                  Registration Statement and to have such Registration Statement declared effective by the SEC as soon as possible after the initial filing date. The Company shall have no liability to the undersigned for failure to maintain the effectiveness of the Registration Statement due to any Stop Order issued by the
                  Securities and Exchange Commission, but shall use its
                  commercially reasonable best efforts in such event to cause the Stop Order to be removed.

            (ii)  The Company shall notify the undersigned at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any
                  material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the
                  undersigned, the Company shall also prepare, file and furnish to the undersigned a reasonable number of copies of a
                  supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the
                  statements therein not misleading in light of the
                  circumstances then existing. The undersigned agrees not to offer or sell any shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

            (iii) The Company may request the undersigned to furnish the Company such information with respect to the undersigned and the
                  undersigned's proposed distribution of shares of Common Stock pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be
                  required by law or by the SEC in connection therewith, and the undersigned agrees to furnish the Company with such
                  information.

6.    USE OF PROCEEDS

      The Company intends to use the available net proceeds of this offering of
Units for the purposes described in the Memorandum including, without limitation, to develop and enhance the company's systems and infrastructure, for investor relations and as working capital. A significant portion of the proceeds is allocated to working capital and may be used by the Company to, among other things, acquire strategic businesses and technologies. The Company has not yet determined all of its expected expenditures, and cannot estimate the amounts to be used for each purpose set forth above. Accordingly, management will have significant flexibility in applying a substantial portion of the net proceeds of this offering. Pending use of the net proceeds as described above, Company may invest the net proceeds of the offering in short-term, interest-bearing, investment-grade securities or accounts.

7.    INSIDER TRADING PROHIBITION; INDEMNITY

      (a)   Commencing on the date of execution of this Subscription Agreement by the undersigned and continuing through the date of the Initial
            Closing, the undersigned hereby agrees to (i) refrain from (a)
            engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (b)
            entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company, and (ii) indemnify and hold harmless the Company, the Placement Agent, and any finder or selling agent assisting in the sale of Units, and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in
            investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 9(a) by the undersigned.

      (b)   The undersigned agrees to indemnify and hold harmless the Company, the Placement Agent, the Escrow Agent, and any other finder or selling agent assisting in the sale of Units and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned's breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any of the foregoing in connection with this transaction.

                                       10

8.    LEGENDS

FOR ALL INVESTORS:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF
THE COMPANY AND ITS SUBSIDIARIES AND THE TERMS OF THE OFFERING, INCLUDING THE
MERITS AND RISKS INVOLVED. THE UNITS (INCLUDING THE PREFERRED STOCK AND WARRANTS
AND COMMON STOCK UNDERLYING THE WARRANTS OR INTO WHICH THE PREFERRED STOCK IS
CONVERTIBLE) HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES
COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE
NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR ANY
OTHER DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE UNITS (INCLUDING THE PREFERRED STOCK AND WARRANTS AND COMMON STOCK
UNDERLYING THE WARRANTS OR INTO WHICH THE PREFERRED STOCK IS CONVERTIBLE) ARE
SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED
OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND
THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION
THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE
FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR FLORIDA RESIDENTS ONLY:

      THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE
HOLDER IN A TRANSACTION EXEMPT UNDER ss.517.061 OF THE FLORIDA SECURITIES ACT.
THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA.
IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE
PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE
BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR
WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO
SUCH PURCHASER, WHICHEVER OCCURS LATER.

FOR NEW YORK RESIDENTS ONLY:

      THE PRIVATE OFFERING AND THE MEMORANDUM HAVE NOT BEEN REVIEWED BY THE
ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE
STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY
REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      THE PRIVATE OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A
MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENT
MADE, NOT MISLEADING. IT CONTAINS

                                       11

A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED IN
THE PRIVATE OFFERING MEMORANDUM.

9.    MISCELLANEOUS PROVISIONS

      (a)   MODIFICATION. Neither this Agreement nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

      (b)   NOTICES. Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, fax or ordinary mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

      (c)   COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (d)   BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.

      (e)   ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned. This Agreement shall be transferable or assignable by the Placement Agent to the Company.

      (f)   ENFORCEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of law principles. Any action with respect to the subject matter of this Agreement otherwise related to the undersigned's investment in or ownership of the Company shall be litigated in the state or federal courts situated in Palm Beach
            County, Florida, to which jurisdiction and venue all parties consent; any such action shall be by bench trial, with each party waiving its right to trial by jury to adjudicate the matter.

                                       12

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

      The undersigned hereby subscribes for the Units in the amount indicated
below, acknowledges that the information contained in the Investor Questionnaire is true and correct and agrees to be bound by the terms of the Subscription
Agreement to which this signature page is a part.

      The undersigned desires to purchase __________________ (insert number)
Units at $60,000 per Unit for a total purchase price of $_________________
(number of Units x $60,000). The undersigned will pay the purchase price of the
Units by (check one):

________    delivering a certified or bank check payable to "Corporate Stock
            Transfer, Inc., as escrow agent for MDwerks, Inc.," together with this Subscription Agreement and the Investor Questionnaire.

________    sending by wire transfer the purchase price of the Units to
            Guaranty Bank & Trust as escrow bank for the Escrow Agent
            contemporaneously with signing and delivering this Subscription
            Agreement and the Investor Questionnaire.

________    a combination of those listed above. If the undersigned checks this method of payment, please describe below, the methods elected:

MANNER IN WHICH TITLE TO THE UNITS IS TO BE HELD (check one):

__  Individual                               __ Partnership
__  Tenants by the Entireties*               __ Limited Liability Partnership
__  Joint Tenants with Rights of             __ Corporation
        Survivorship*
__  Community Property*                      __ Uniform Gift to Minors Act
                                                   State:_______________________
                                                   Custodian's Name:____________
                                                   Minor's Name:________________
__  Tenants in Common*                       __ Trust/Date of Trust_____________
__  Individual Retirement  Account(IRA)*     __ Limited Liability Company
__  Keogh Plan                               __ Pension Plan/Name:______________
*Two signatures required.

                  INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 15.

              SUBSCRIBERS THAT ARE ENTITIES MUST COMPLETE PAGE 16.

                                       13

                    SIGNATURE PAGE FOR INDIVIDUAL SUBSCRIBERS

This Subscription Agreement is dated as of this _________ day of
_______________, 2006 at (city) _____________________, (state) ______________.

____________________________________________________________________________________________
                  Exact Name in Which Title is to be Held (Please Print)

___________________________________________     ____________________________________________
Name (Please Print)                             Name of Additional Purchaser

___________________________________________     ____________________________________________
Address of Principal Residence                  Address of Additional Purchaser

___________________________________________     ____________________________________________
City, State and Zip Code                        City, State and Zip Code

___________________________________________     ____________________________________________
Country                                         Country

___________________________________________     ____________________________________________
Social Security Number                          Social Security Number

___________________________________________     ____________________________________________
Telephone Number                                Telephone Number

___________________________________________     ____________________________________________
Fax Number (if available)                       Fax Number (if available)

___________________________________________     ____________________________________________
E-Mail (if available)                           E-Mail (if available)

___________________________________________     ____________________________________________
(Signature)                                     (Signature of Additional Purchaser)

                                   ACCEPTANCE

This Subscription Agreement is accepted as of this __________ day of
_________________, 2006 for the purchase of __________ Units.

                                           The Company:_________________________

                                           By: _________________________________

                                           Its: ________________________________

                                       14

                SIGNATURE PAGE FOR SUBSCRIBERS THAT ARE ENTITIES

                     (Corporation, Partnership, Trust, Etc.)

This Subscription Agreement is dated as of this _________ day of
_______________, 2006 at (city) _____________________, (state) ______________.

________________________________________________________________________________
           Name of Entity in Which Title is to be Held (Please Print)

Date of Incorporation or Organization:__________________________________________

State of Principal Office:______________________________________________________

Federal Taxpayer Identification Number:_________________________________________

_________________________________________
Principal Address

_________________________________________
City, State and Zip Code

_________________________________________
Country

_________________________________________
Telephone Number

_________________________________________
Fax Number (if available)

_________________________________________
E-Mail (if available)

                                           By:__________________________________
                                              Name:
                                              Title:

[seal]

Attest:__________________________________  _____________________________________
          (If Entity is a Corporation)

                                           _____________________________________
                                           Address

                                       15

                                   ACCEPTANCE

This Subscription Agreement is accepted as of this __________ day of
_________________, 2006 for the purchase of __________ Units.

                                          The Company:__________________________

                                          By: __________________________________

                                          Its: _________________________________

                                       16

                             INVESTOR QUESTIONNAIRE

PART I: INFORMATION TO BE PROVIDED BY ALL INVESTORS.

A. NAME OF PURCHASER: __________________________________________________________

B. ACCREDITATION. Check all boxes which correctly describe you:

      _____  You are a natural person whose individual net worth, or joint net worth with your spouse, at the time of purchase, exceeds
             $1,000,000.

      _____  You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

      _____  You are a director or officer of the Company.

      _____  You have total assets in excess of $5,000,000 and were not formed for the specific purpose of acquiring the Units offered and are any of the following: a corporation, a partnership, a Massachusetts or similar business trust, or an organization described in Section
             501(c)(3) of the Internal Revenue Code.

      _____  You are a bank or savings and loan association or other institution acting in your individual or fiduciary capacity.

      _____  You are a broker or dealer registered pursuant to Section 15 of the
             Securities Exchange Act of 1934.

      _____  You are an insurance company.

      _____  You are an investment company or a business development company under the Investment Company Act of 1940.

      _____  You are a private business development company under the Investment
             Advisers Act of 1940.

      _____  You are a Small Business Investment Company licensed by the U.S.
             Small Business Administration under 301(c) or (d) of the Small
             Business Investment Act of 1958.

      _____  You are a trust, not formed for the specific purpose of acquiring the Units offered, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person.

      _____  You are an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser or an employee benefit plan whose total assets are in excess of
             $5,000,000 or a self-directed employee benefit plan whose
             investment decisions are made solely by persons that are
             "accredited investors" (i.e., they meet any of the standards listed above).

                                        1

      _____  You are an entity as to which all the equity owners (or, in the case of a trust, all of the income beneficiaries) are "accredited investors" (i.e., they meet the standards listed above).

      _____  None of the above, but you are a "non-U.S. Person" as that term is defined in paragraph 5(l)(i) of the Subscription Agreement.

      _____  None of the above.

C. PROVIDE ANSWERS TO THE FOLLOWING QUESTIONS:

1.    Are you directly or indirectly an affiliate or associate of any member firm of the National Association of Securities Dealers, Inc. (the "NASD")?

                            Yes _____    No _____

      An "affiliate" of a specified person is a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the specified person.

      The term "associate" means (1) any corporation or organization (other than the Company or any majority-owned subsidiary) of which you are an officer or partner, or of which you are, directly or indirectly, the owner beneficially of 10% or more of any class of equity securities, (2) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity, or
      (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its subsidiaries.

      If yes, please describe your affiliation or association:

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

2.    Have you made any subordinated loan to any member of the NASD?

                         Yes _____       No _____

      If yes, please set forth the details of the loan including the original amount(s), date(s), interest rate(s), other material terms, and amount(s)
      outstanding as of the date hereof.

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

PART II: INFORMATION TO BE PROVIDED BY INDIVIDUAL INVESTORS:

                                        2

List the state in which you maintain your principal residence: _________________

Occupation: ____________________________________________________________________

Employer: ______________________________________________________________________

IF SELF-EMPLOYED, PROVIDE THE FOLLOWING INFORMATION:

Name of business: ______________________________________________________________

Length of time engaged in current business: ___________ years.
The current value of my liquid assets (cash, marketable securities, cash surrender value of my life insurance and other items easily convertible into cash) is sufficient to provide for my current needs and possible personal contingencies:

                ____ Yes      _____ No

EDUCATION:

      YEAR       SCHOOL       FIELD OF STUDY        DEGREE      DATE CONFERRED
      --------------------------------------------------------------------------

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

Please indicate the frequency of your investment in marketable securities, i.e., those where prices are quoted regularly on exchanges or the over-the-counter market:

             _____ often     _____ occasionally    _____ seldom    ____ never

Do you consider yourself to be an experienced and sophisticated investor?

                ____ Yes     _____ No

Do you alone, or with your Purchaser Representative, have such knowledge and experience in financial and business matters that you are capable of evaluating the risks and merits of this investment and feel that you can afford the loss of my entire investment in the Units?

                ____ Yes     _____ No

                                       3

    PART III: INFORMATION TO BE PROVIDED BY INVESTORS OTHER THAN INDIVIDUALS

Identify type of entity (corporation, trust, limited liability company, partnership or other entity):

________________________________________________________________________________

Identify jurisdiction under the laws of which the entity is organized: _________

Identify jurisdiction when the entity was organized:____________________________

Identify jurisdiction where your principal place of business is located: _______

Describe principal business conducted:__________________________________________

 (YOU MAY BE ASKED TO FURNISH A COPY OF A PROPERLY CERTIFIED COMPANY RESOLUTION
        AND ORGANIZATIONAL DOCUMENTS AUTHORIZING THE INVESTOR TO MAKE AN
                            INVESTMENT OF THIS TYPE.)

                               PART IV: SIGNATURE

      The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the
Subscription Agreement pursuant to which it purchased Units.

_________________________________        _______________________________________
Name of Purchaser [please print]         Name of Co-Purchaser [please print]

_________________________________        _______________________________________
Signature of Purchaser (Entities         Signature of Co-Purchaser
 please provide signature of
 Purchaser's duly authorized
 signatory.)

_________________________________
Name of Signatory (Entities only)

_________________________________
Title of Signatory (Entities only)

                                        4

                                 PRIVACY POLICY

      It is the policy of Brookshire Securities Corporation (BSC) to respect the privacy of customers who subscribe to transactions underwritten by BSC.

      Whether its own brokers introduce Customers to BSC or the introduction was made through Selling Agents, (hereinafter referred to as "Subscribers")
nonpublic personal information is protected by BSC.

      BSC does not disclose any nonpublic personal information about Subscribers to anyone, except as required or permitted by law and to effect, administer, or enforce transactions requested by Subscribers in the ordinary processing, servicing or maintaining their accounts. Furthermore, BSC does not reserve the right to disclose Subscriber's nonpublic personal information in the future without first notifying the Subscriber of a change in privacy policy and providing a convenient opportunity for Subscriber to opt out of information sharing with nonaffiliated third parties.

      Under the USA PATRIOT Act of 2001 (Public Law 107-56)(together with all rules and regulations promulgated hereunder, the "Patriot Act"), BSC and/or your broker may be required or requested to disclose to one or more regulatory and/or law enforcement bodies certain information regarding transactions relating to your account involving transactions with foreign entitles and individuals, other transactions in your account as required in the Patriot Act and other activities described in the Patriot Act as "suspicious activities". Neither BSC nor your broker shall have any obligation to advise you of any such disclosures or reports made in compliance with the Patriot Act.

                                       5